UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 17, 2005

                            MONUMENT RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)


          Colorado                      033-15528                 84-1028449
          --------                      ---------                 ----------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

2050 South Oneida Street, Suite 106
Denver, Colorado                                                      80224
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(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (303) 692-9468

                                 Not Applicable
             -------------------------------------------------------
          (Former name of former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     5.02(b) On January 17, 2005, Stewart A. Jackson resigned from the registrant's board of directors.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MONUMENT RESOURCES, INC.



Date:  April 20, 2005                      By: /s/ A.G. Foust
                                           -------------------------------------
                                           A.G. Foust, President